SCUDDER
INVESTMENTS (SM)
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BOND/TAX FREE
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Scudder New York
Tax Free Fund

Fund #042

Annual Report
March 31, 2000

Scudder New York Tax Free Fund seeks income that is exempt from New York state and New York City personal income taxes and regular federal income taxes.

No-load funds with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      9    Portfolio Management Discussion

                      14   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      26   Report of Independent Accountants

                      27   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions


2 | Scudder New York Tax Free Fund

Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
ticker symbol SCYTX                                              fund number 042
--------------------------------------------------------------------------------

Date of        o    In a difficult environment for all fixed-income instruments,
Inception:          including municipal bonds, Scudder New York Tax Free Fund
7/22/83             posted a total return of -0.74% for its most recent fiscal year ended March 31, 2000. While negative, the fund's return
Total Net           outpaced the -2.43% average return of 103 similar funds
Assets as           tracked by Lipper Analytical Services.*
of 3/31/00:
$174.5 million o    As of March 31, 2000, Scudder New York Tax Free Fund's
                    30-day net annualized SEC yield was 4.72%, equivalent to an 8.39% taxable yield for New York investors subject to the 43.74% combined federal and state income tax rate.

                    ------------------------------------------------------------
                    30-Day Yield on March 31, 2000
                    ------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                       Scudder                    Taxable Yield
                       New York                  Needed to Equal
                    Tax Free Fund               the Fund's Yield

                         4.72%                          8.39%

                    ------------------------------------------------------------

* Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

                                              Scudder New York Tax Free Fund | 3

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder New York Tax Free Fund's most recent fiscal year ended March 31, 2000. The fund posted a -0.74% total return during the period, but outperformed the -2.43% average performance of its peers as compiled by Lipper. To match the fund's tax-free 4.72% 30-day SEC yield on March 31, a taxable investment would have had to yield 8.39%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed-income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by gradually raising the federal funds rate to 6%.

Following this period of relative underperformance, we nevertheless believe the municipal market offers attractive return potential: Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of March 31, yields of 10-year AAA-rated municipal bonds were 84% of comparable Treasuries. Second, a recent reduction in the supply of municipal bonds should provide strong support for bond prices. And third, fixed-income markets could be primed for a rally once a consensus is reached that the Fed has completed its current cycle of interest rate increases.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond


4 | Scudder New York Tax Free Fund
funds offer professional management. While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder New York Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin
Linda C. Coughlin
President,
Scudder New York Tax Free Fund

                                              Scudder New York Tax Free Fund | 5

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Scudder New York                Lehman Brothers
             Tax Free Fund               Municipal Bond Index*

          '90    10000                           10000
          '91    10779                           10922
          '92    11977                           12015
          '93    13846                           13520
          '94    14027                           13833
          '95    14924                           14861
          '96    16110                           16107
          '97    16877                           16985
          '98    18767                           18808
          '99    19792                           19974
          '00    19646                           19954

                          Yearly periods ended March 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                      Total Return
                               Growth of                              Average
Period ended 3/31/2000          $10,000         Cumulative            Annual
-------------------------------------------------------------------------------
Scudder New York Tax Free Fund
-------------------------------------------------------------------------------
1 year                         $   9,926           -.74%                -.74%

5 year                         $  13,164          31.64%                5.65%

10 year                        $  19,646          96.46%                6.99%

-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
-------------------------------------------------------------------------------
1 year                         $   9,990           -.10%                -.10%

5 year                         $  13,427          34.27%                6.06%

10 year                        $  19,954          99.54%                7.15%

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

6 | Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:
                          Yearly periods ended March 31
                                  Total Return

             Scudder New York                  Lehman Brothers
             Tax Free Fund                 Municipal Bond Index*

     1991         7.79                             9.22
     1992        11.11                            10.02
     1993        15.60                            12.52
     1994         1.31                             2.32
     1995         6.39                             7.43
     1996         7.95                             8.38
     1997         4.76                             5.45
     1998        11.20                            10.73
     1999         5.46                             6.20
     2000         -.74                            -0.10


                1991   1992   1993  1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)       7.79 11.11  15.60  1.31   6.39   7.95   4.76  11.20   5.46   -.74
------------------------------------------------------------------------------------

Index Total
Return (%)       9.22 10.02  12.52  2.32   7.43   8.38   5.45  10.73   6.20   -.10
------------------------------------------------------------------------------------

Net Asset
Value ($)       10.73 10.98  11.40 10.32  10.38  10.67  10.63  11.27  11.37  10.77
------------------------------------------------------------------------------------

Income
Dividends ($)     .67   .65    .61   .54    .52    .53    .53    .51    .51    .51
------------------------------------------------------------------------------------

Capital Gains
Distributions ($)  --   .25    .61   .73    .05     --    .01    .02     --     --
------------------------------------------------------------------------------------

                                              Scudder New York Tax Free Fund | 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

State General Obligation/                                  The fund invests in a
Lease                       25%                           broad selection of New
Core Cities/Lease           17%                          York state and New York
Higher Education             8%                            City municipal bonds.
Sales/Special Tax            8%
County General Obligation/
Lease                        5%
Port/Airport Revenue         5%
Other General Obligation/
Lease                        5%
Hospital/Health Revenue      4%
Project Revenue/Resource
Recovery                     4%
Miscellaneous Municipal     19%
------------------------------------
                           100%
------------------------------------



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Quality
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         53%                                Overall portfolio
AA                          11%                            quality remains high,
A                           22%                            with 86% of portfolio
BBB                          3%                            securities rated A or
SKI*                        11%                           better as of March 31.
------------------------------------
                           100%
------------------------------------
Weighted Average Quality: AA

* Scudder Kemper Investments (SKI) has determined these securities to be of comparable quality to rated eligible securities.

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             2%                             In a rising interest
1-5 years                   12%                             rate environment, we
5-10 years                  42%                                       emphasized
10-15 years                 18%                            longer-maturity bonds
15 years or greater         26%                            while the yield curve
------------------------------------                     remained steep and then
                           100%                                resumed our usual
------------------------------------                                 strategy of
Weighted Effective Maturity:                                    concentrating on
10.8 years                                               intermediate maturities
                                                            when the yield curve
                                                                      flattened.


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.



8 | Scudder New York Tax Free Fund

Portfolio Management Discussion
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                                                                  March 31, 2000

Dear Shareholders,

Municipal bonds faced a difficult environment during Scudder New York Tax Free Fund's most recent fiscal year as the Federal Reserve repeatedly raised interest rates in an attempt to forestall inflationary pressures arising from the strong U.S. economy. The fund's total return for its most recent fiscal year ended March 31, 2000, was -0.74%, outpacing the -2.43% average return of 103 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 4.72%, equivalent to an 8.39% taxable yield for New York investors subject to the 43.74% combined federal and state income tax rate.

Despite the negative posting over its most recent fiscal year, the fund's total returns over one-, three-, five- and ten-year periods placed it in the top 19% of similar New York tax-free funds. Please see the accompanying table for additional information concerning the fund's returns.

Premium Bonds Aided Our
Defensive Posture

During the fund's most recent fiscal year, the Federal Reserve began to raise interest rates to head off inflationary pressures as commodity prices rebounded, the nation's unemployment index reached 30-year lows, and

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Scudder New York Tax Free Fund:
Consistent Top-Tier Performance
(Average annual returns for periods ended March 31, 2000)
--------------------------------------------------------------------------------

               Scudder
               New York                               Number of
            Tax Free Fund       Lipper                  Funds       Percentile
Period          Return          Average   Rank         Tracked         Rank
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 Year          -0.74%          -2.43%      7    of       103         Top 7%
3 Years          5.19%           4.28%      7    of        92         Top 8%
5 Years          5.65%           4.91%     15    of        80         Top 19%
10 Years         6.99%           6.47%      6    of        33         Top 18%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

                                              Scudder New York Tax Free Fund | 9
consumer spending proceeded at a brisk pace. The Fed's latest action, in March, raised its short-term interest rate target to 6%. As a consequence, yields on 10-year Treasury bonds rose nearly 72 basis points and their prices declined 4.9%, while municipal bond yields rose 60 basis points and their prices also declined 4.9%. Our strategy in light of these market conditions was to emphasize longer maturity bonds because of the steep municipal yield curve between 10 and 30 years, and sell intermediate and short maturities. As the yield curve flattened towards the end of the fiscal year, we resumed our usual strategy of concentrating on intermediate maturities.

During the 12-month period, we also maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, we sought to avoid "market discounts," a provision that can subject municipal bonds sold at a discount to ordinary income tax. Key to this strategy was our emphasis on purchasing premium bonds rather than par bonds (which can decline more easily to a discount). The table on page 11 illustrates this element of our strategy, showing the difference in the performance over the previous 12-month period of a type of premium bond we favored versus a type of long-maturity par bond we avoided. In a difficult municipal bond market the premium bond posted positive performance, while the par bond posted negative performance because of its exposure to the market discount tax.

10 | Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Premium Coupon Bonds Avoided "Market Discount"
(12-month returns as of March 31, 2000, following a 60 basis point rise in interest rates)
--------------------------------------------------------------------------------

                                Starting price    Ending price        Total
   Type of Bond                    3/31/99          3/31/00          Return
--------------------------------------------------------------------------------
   Premium bond with a
   5.50% coupon due 2015            $105.92          $101.06           +0.68%

   Par bond with a
   5.0% coupon due 2020             $100.00           $91.92           -3.02%
--------------------------------------------------------------------------------

Result: The premium bond outperformed the par bond by 3.70%.

In addition, over the period, credit spreads for higher yielding securities widened to historically high levels. Because of this, we chose to selectively add to credits which we deemed to be appropriate credit risks. The fund's overall portfolio quality remains high, with over 86% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of New York tax-exempt issues, including general obligation, utility revenue and transportation revenue bonds.

New York Update

The year 2000 marks the fifth consecutive year New York State has enjoyed a year-end budget surplus. The State continues to benefit from the strength of the economy, both locally and nationally. In addition, State general obligation bonds were upgraded over the 12 months ended March 31. New York State's economy continues to grow at a modest rate. The State's unemployment rate was 5.2% in 1999, compared with the national average of 4.2%. During the 12-month period ended January, 2000, New York State added 199,500 non-farm jobs, with the service and trade sectors accounting for 80% of job growth. Substantive job growth, in turn, has led to increases in the State's wealth levels.

The State's debt burden is high, but manageable, given the State's size. New York currently has $37.7 billion of State-supported debt outstanding. The Governor has proposed a debt reduction plan that focuses on increased pay-as-you-go financing in order to reduce the State's annual debt issuance. This proposal, along with scheduled

                                             Scudder New York Tax Free Fund | 11
debt retirement, would leave the State's debt outstanding relatively flat over the next five years. Overall, New York State's credit status continues to be stable given the positive economic environment and resulting growth in employment and improvements in the State's financial position. However, thin reserves and the continual lack of consensus between the political parties on the budget process cloud New York's credit outlook. We will continue to monitor the State's debt burden.

Outlook

Since it is widely expected that the Fed will continue to raise interest rates into the summer, municipals will continue to face a challenging environment. Still, we believe the municipal bond market represents attractive value, with yields of longer maturity municipals approaching those of Treasury bonds, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets (in January, municipal bond yields reached 6.35% on average*, the highest level since August 1995). And the robust U.S. and New York economies should continue to bolster the credit ratings of individual New York bond issues.

In addition to the long-term strategy outlined above, we will seek to take advantage of newly widened credit spreads (differences in yield between higher and lower quality bonds). Wider credit spreads make it worthwhile to invest in bonds with slightly lower credit ratings in an effort to boost the fund's yield. We believe Scudder New York Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and New York income taxes.

Sincerely,
Your Portfolio Management Team

/s/Ashton P. Goodfield             /s/Eleanor R. Brennan
Ashton P. Goodfield                Eleanor R. Brennan

*Source: The Bond Buyer

12 | Scudder New York Tax Free Fund

                     Scudder New York Tax Free Fund:

A Team Approach to Investing

Scudder New York Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Ashton P. Goodfield assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Ms. Goodfield joined the Adviser in 1986 and has over 14 years of experience in the mutual fund industry.

Portfolio manager Eleanor R. Brennan joined the team in 1999 and the Adviser in 1995. Ms. Brennan has 13 years of experience in municipal investing.

                                             Scudder New York Tax Free Fund | 13

Investment Portfolio                                        as of March 31, 2000
--------------------------------------------------------------------------------

                                                           Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Municipal Investments 1.7%
--------------------------------------------------------------------------------

 New York
 New York Municipal Water Authority, Series 1994 G,
    Daily Demand Note, 3.95%,
    6/15/2024* (Cost $3,000,000) ........................   3,000,000  3,000,000

--------------------------------------------------------------------------------
Long-Term Municipal Investments 98.3%
--------------------------------------------------------------------------------

 New York
 34th Street Partnership Inc., NY, Capital Improvement,
    5.5%, 1/1/2014 ......................................   1,900,000  1,878,188

 Albany County, NY, Airport Revenue:
    Series 1997, AMT, 5.375%, 12/15/2017 (b) ............   1,000,000    963,970
    Series 1997, AMT, 5.5%, 12/15/2019 (b) ..............   1,000,000    963,810

 Albany, NY, General Obligation, 7%, 1/15/2008 (b) ......      10,000     10,223

 Bablyon, NY, General Obligation:
    Series 1998A, Zero Coupon, 8/1/2006 (b) .............   1,045,000    758,216
    Series 1998A, Zero Coupon, 8/1/2007 (b) .............     735,000    505,504

 Chautauqua County, NY:
    7.3%, 4/1/2008 (b) ..................................     575,000    657,697
    7.3%, 4/1/2009 (b) ..................................     575,000    664,407
    Series 1990, 7.3%, 4/1/2007 (b) .....................     465,000    526,082

 Erie County, NY, Public Improvement General
    Obligation Unlimited, Series 1992, 6.125%,
    1/15/2012 (b) .......................................     590,000    640,581

 Glen Cove Housing Authority, NY, Senior Living Facility,
    The Mayfair at Glen Cove, AMT, Series 1996,
    8.25%, 10/1/2026 ....................................   1,500,000  1,585,380

 Islip, NY, New York Community Development Agency,
    New York Institute of Technology, Series 1996,
    7.5%, 3/1/2026 ......................................   4,000,000  4,153,320

 Jamestown, NY, General Obligation:
    Series 1991 A, 7%, 3/15/2007 (b) ....................     725,000    807,483
    Series 1991 A, 7%, 3/15/2008 (b) ....................     600,000    674,604

 Long Island Power Authority, NY, Electric Systems
    Revenue:
    Series 1998A, 5.5%, 12/1/2013 (b) ...................   3,000,000  3,073,740
    Series 1998A, 5%, 12/1/2018 (b) .....................   4,000,000  3,671,880

    The accompanying notes are an integral part of the financial statements.

14 | Scudder New York Tax Free Fund


----------------------------------------------------------------------------------------------------
                                                                          Principal
                                                                           Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------

Metropolitan Transit Authority, Inverse Variable Rate
   Certificate Trust, Series 1993B, 5.93%, 6/30/2002 (b)** ...............   8,000,000   8,210,000

Metropolitan Transportation Authority, NY, Dedicated
   Tax Fund, Series 1999A, 5.25%, 4/1/2016 ...............................   2,000,000   1,930,760

Monroe County, NY, General Obligation Unlimited:
   Series 1996, 6%, 3/1/2013 .............................................   1,050,000   1,130,304
   Series 1996, 6%, 3/1/2014 .............................................   1,040,000   1,117,355
   Series 1996, 6%, 3/1/2017 .............................................   1,410,000   1,507,854
   Japan Air Lines, Series 1996, AMT, 6%, 11/1/2015 (b) ..................     965,000     997,096

New York City, NY, City Transitional Finance Authority
   Revenue Bond:
   Series 1999C, 5%, 5/1/2017 ............................................   4,000,000   3,709,000
   Series 1999C, 5.5%, 5/1/2025 (b) ......................................   3,780,000   3,616,439
   Series 2000B, 6.125%, 11/15/2014 ......................................   1,000,000   1,065,680

New York City, NY, General Obligation:
   Series 1991B, 7.5%, 2/1/2005 ..........................................   1,935,000   2,045,411
   Series 1996A, 7%, 8/1/2005 ............................................   5,000,000   5,431,000
   Series 1996A, 7%, 8/1/2006 ............................................   5,000,000   5,485,550
   Series 1996A, 6.25%, 8/1/2009 .........................................   5,175,000   5,500,456
   Series 1997I, 6%, 4/15/2009 ...........................................   2,000,000   2,098,760
   Series B, 8.25%, 6/1/2006 .............................................   2,750,000   3,185,023
   Series B, 7.25%, 8/15/2007 ............................................   2,250,000   2,526,795
   Series B, Prerefunded 2/1/2002, 7.5%, 2/1/2005 (c) ....................     425,000     451,639
   Series B1, Prerefunded 8/15/2004, 7.3%,
     8/15/2010 (c) .......................................................      45,000      49,733
   Series E, 8%, 8/1/2005 (b) ............................................     330,000     374,986

New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
   USTA National Tennis Center:
     6.1%, 11/15/2004 (b) ................................................   1,215,000   1,274,474
     6.25%, 11/15/2006 (b) ...............................................   3,000,000   3,189,090
   Civil Facility Revenue, YMCA Greater New York Project:
     Series 1997, 6%, 8/1/2006 ...........................................     580,000     592,174
     Series 1997, 5.85%, 8/1/2008 ........................................     600,000     607,434
     Series 1997, 5.8%, 8/1/2016 .........................................   1,000,000     988,480

New York State Dormitory Authority:
   Series 1998, 5%, 7/1/2018 (b) .........................................   1,875,000   1,709,269
   Series 2000, 8%, 2/15/2010 (b)** ......................................   2,500,000   2,846,225
   City University System Series 1995A, 5.625%,
     7/1/2016 (b) ........................................................   1,100,000   1,130,657
   College and University Pooled Capital Program, 7.8%,
     12/1/2005 (b) .......................................................     590,000     601,889

    The accompanying notes are an integral part of the financial statements.


                                             Scudder New York Tax Free Fund | 15

------------------------------------------------------------------------------------
                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

   Columbia University, 5%, 7/1/2015 ......................   2,500,000   2,391,775
   Columbia University, Revenue, 6%, 7/1/2010 .............   1,000,000   1,039,420
   Green Chimneys School, Series 1999A, 4.94%,
     7/1/2018 (b) .........................................   1,375,000   1,356,190
   Lease Revenue, Municipal Health Facilities, Series 1998,
     4.75%, 1/15/2029 (b) .................................   2,000,000   1,666,260
   Lease Revenue, Office Facilities, Audit & Control,
     Series 1999, 5.25%, 4/1/2013 (b) .....................     720,000     712,656
   Mental Health Services Facilities Series 1997B, 5.625%,
     2/15/2021 (b) ........................................     500,000     490,635
   Mt. Sinai School of Medicine, Series B, 5.7%,
     7/1/2011 (b) .........................................   1,825,000   1,893,620
   New York State Dormitory Authority Revenue, 5.75%,
     7/1/2009 (b) .........................................   1,000,000   1,045,120
   Nyack Hospital:
     Series 1996, 6%, 7/1/2006 ............................   1,000,000     989,040
     Series 1996, 6.25%, 7/1/2013 .........................     500,000     475,705
   Pace University:
     Series 1997, 6.5%, 7/1/2008 (b) ......................   1,360,000   1,487,745
     Series 1997, 6.5%, 7/1/2009 (b) ......................     555,000     611,249
   State University Educational Facility:
     Series A, 5.875%, 5/15/2011 ..........................   2,250,000   2,358,473
     Revenue Bond, 5.25%, 5/15/2018 (b) ...................   3,000,000   2,864,790
   State University Dormitory Facilities, Lease Revenue,
     Series B, 5.375%, 7/1/2019 (b) .......................   1,980,000   1,874,209
   State University, Series 1993A, 5.875%, 5/15/2011 (b) ..     380,000     402,914
   Upstate Community College, 5.8%, 7/1/2006 ..............   1,075,000   1,106,057

New York State Environmental Facilities Corporation:
   Special Obligation Revenue, Riverbank State Park:
     Series 1996, 6.25%, 4/1/2007 (b) .....................   2,055,000   2,198,891
     Series 1996, 6.25%, 4/1/2008 (b) .....................   2,185,000   2,349,858
   State Water Revolving Fund, Series D, 6.9%, 5/15/2015 ..   1,185,000   1,281,862

New York State, General Obligation, Series 1998F,
   5.25%, 9/15/2013 .......................................   1,000,000     988,580

New York State Health Facilities Authority, 6.375%,
   11/1/2004 ..............................................   1,500,000   1,564,770

New York State Highway Authority, Series 1998E,
   5%, 1/1/2025 ...........................................   5,360,000   4,723,125

New York State Local Government Assistance Corporation,
   Series 1993E, 5.25%, 4/1/2016 (b) ......................   1,185,000   1,166,111

New York State Mortgage Agency, Revenue, AMT,
   Series 1994, 6.8%, 10/1/2005 ...........................   1,000,000   1,063,420

    The accompanying notes are an integral part of the financial statements.

16 | Scudder New York Tax Free Fund

----------------------------------------------------------------------------------
                                                            Principal
                                                           Amount ($)   Value ($)
----------------------------------------------------------------------------------

New York State Throughway Authority General Revenue,
   Capital Appreciation Special Obligation, Series 1991A,
   Zero Coupon, 1/1/2006 ................................   2,905,000   2,137,179

New York State Urban Development Corp.:
   Revenue, Correctional Capital Facilities:
     NC Series 95, 5.375%, 1/1/2015 (b) .................   2,000,000   1,980,760
     Series 1994A, 5.5%, 1/1/2014 (b) ...................   2,000,000   2,036,580
   Series 1998, 5.125%, 4/1/2016 ........................   2,525,000   2,396,781
   State Facilities Series 1995, 5.7%, 4/1/2009 (b) .....   4,250,000   4,422,890

Niagara County, NY, General Obligation,
   7.1%, 2/15/2011 (b) ..................................     500,000     580,720

Niagara Falls, NY, Water Treatment Plant, AMT:
   7%, 11/1/2003 (b) ....................................   2,260,000   2,406,493
   8.5%, 11/1/2005 (b) ..................................   2,140,000   2,477,713
   8.5%, 11/1/2006 (b) ..................................   1,240,000   1,462,171

Oneida-Herkimer, NY, Solid Waste Management Authority:
   Series 1998, 5.5%, 4/1/2013 (b) ......................     500,000     504,630
   Series 1998, 5.5%, 4/1/2014 (b) ......................   1,000,000   1,004,850

Onondaga County, NY, Industrial Development Agency,
   Solid Waste Disposal Facility, Solvay Paperboard LLC,
   Series 1998, AMT, 7%, 11/1/2030 ......................   3,000,000   2,958,810

Orange County, NY, Industrial Development Agency,
   The Glen Arden Project:
   5.2%, 1/1/2005 .......................................     200,000     191,194
   5.3%, 1/1/2006 .......................................     200,000     189,698
   5.35%, 1/1/2007 ......................................     200,000     187,758
   5.4%, 1/1/2008 .......................................     100,000      92,788
   5.625%, 1/1/2018 .....................................   1,000,000     822,200
   5.7%, 1/1/2028 .......................................   1,250,000     992,963

Oswego County, NY, General Obligation Series 1991,
   6.7%, 6/15/2012 ......................................   1,100,000   1,251,899

Port Authority of New York & New Jersey:

   Special Obligation Revenue, JFK International
     Air Terminal:
     6.25%, 12/1/2010 (b) ...............................   2,500,000   2,721,175
     6.25%, 12/1/2011 (b) ...............................   2,500,000   2,720,375
   Split Amount, Series 1996, 7%, 10/1/2007 .............   3,500,000   3,641,505

Shenendehowa Central School District, NY, Clifton Park:
   6.85%, 6/15/2008 (b) .................................     350,000     391,713
   6.85%, 6/15/2009 (b) .................................     350,000     395,672

Suffolk County, NY, Industrial Development Agency,
   Southwest Sewer System, 6%, 2/1/2007 (b) .............     500,000     527,125

    The accompanying notes are an integral part of the financial statements.


                                             Scudder New York Tax Free Fund | 17



-----------------------------------------------------------------------------------------
                                                                Principal
                                                               Amount ($)      Value ($)
-----------------------------------------------------------------------------------------

 Tompkins County, NY, Industrial Development
    Agency Revenue, Series 2000, 6%, 7/1/2017 ..............     1,100,000     1,150,270
 Troy, NY, Municipal Assistance Corporation:
    Series B, Zero Coupon, 1/15/2007 (b) ...................       650,000       458,731
    Series B, Zero Coupon, 7/15/2007 (b) ...................       650,000       447,103
    Series B, Zero Coupon, 1/15/2008 (b) ...................       750,000       501,293
 Ulster County, NY, General Obligation:
    Series 1998B, 5%, 10/15/2011 (b) .......................       275,000       270,034
    Series 1998B, 5%, 10/15/2012 (b) .......................       195,000       190,384
    Series 1998B, 5%, 10/15/2013 (b) .......................       130,000       126,018
 Valley Central School District, Montgomery, NY,
    7.15%, 6/15/2008 (b) ...................................       625,000       710,644

 Virgin Islands

 Virgin Islands, General Obligation, Public Finance
    Authority, Mortgage Fund Loan Notes, Series 1992A,
    EMT, 7%, 10/1/2002 (c)*** ..............................       500,000       530,035
 Virgin Islands, Public Finance Authority, Subordinate Lien,
    Series 1998D, 6%, 10/1/2007 ............................     3,000,000     2,987,490

Total Long-Term Municipal Investments (Cost $164,302,686)                    168,878,737

Total Investment Portfolio -- 100.0% (Cost $167,302,686) (a)                 171,878,737

(a) The cost for federal income tax purposes was $167,306,058. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $4,572,679. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,801,812 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,229,133.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2000.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     AMT: Subject to alternative minimum tax.


    The accompanying notes are an integral part of the financial statements.

18 | Scudder New York Tax Free Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2000
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $167,302,686) .   $ 171,878,737
Cash ....................................................         698,033
Receivable for investments sold .........................       2,559,371
Interest receivable .....................................       2,995,967
Receivable for Fund shares sold .........................          24,200
Other assets ............................................           3,626
                                                            -------------
Total assets ............................................     178,159,934

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .......................       3,063,390
Dividends payable .......................................         215,502
Payable for Fund shares redeemed ........................         145,445
Accrued management fee ..................................         155,113
Other accrued expenses and payables .....................         115,249
                                                            -------------
Total liabilities .......................................       3,694,699

Net assets, at value ....................................   $ 174,465,235

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments       4,576,051
Accumulated net realized gain (loss) ....................      (6,969,941)
Paid-in capital .........................................     176,859,125

Net assets, at value ....................................   $ 174,465,235

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($174,465,235 /
   16,201,269 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)................  $        10.77


    The accompanying notes are an integral part of the financial statements.

                                             Scudder New York Tax Free Fund | 19

--------------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Interest ......................................................   $ 10,515,720
                                                                  ------------
Expenses:
Management fee ................................................      1,196,591
Services to shareholders ......................................        176,372
Custodian and accounting fees .................................         73,355
Auditing ......................................................         38,654
Legal .........................................................         13,088
Trustees' fees and expenses ...................................         22,178
Reports to shareholders .......................................         14,147
Registration fees .............................................         13,016
Other .........................................................         44,527
                                                                  ------------
Total expenses, before expense reductions .....................      1,591,928
Expense reductions ............................................         (7,100)
                                                                  ------------
Total expenses, after expense reductions ......................      1,584,828
Net investment income .........................................      8,930,892

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     (2,429,285)
Net unrealized appreciation (depreciation) during the period
   on investments..............................................     (8,577,570)
Net gain (loss) on investment transactions ....................    (11,006,855)

Net increase (decrease) in net assets resulting from operations   $ (2,075,963)


    The accompanying notes are an integral part of the financial statements.

20 | Scudder New York Tax Free Fund

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                            Years Ended March 31,
Increase (Decrease) in Net Assets                          2000             1999
------------------------------------------------------------------------------------
Operations:

Net investment income .............................   $   8,930,892    $   9,163,100
Net realized gain (loss) on investment transactions      (2,429,285)       2,068,469
Net unrealized appreciation (depreciation) on
   investment transactions during the period. .....      (8,577,570)        (343,581)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations.................................      (2,075,963)      10,887,988
                                                      -------------    -------------
Distributions to shareholders from net investment
   income..........................................      (8,930,892)      (9,163,100)
                                                      -------------    -------------
Fund share transactions:

Proceeds from shares sold .........................      23,720,730       56,426,831
Reinvestment of distributions .....................       6,197,150        6,158,807
Cost of shares redeemed ...........................     (56,159,937)     (48,327,775)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions..............................     (26,242,057)      14,257,863
                                                      -------------    -------------
Increase (decrease) in net assets .................     (37,248,912)      15,982,751
Net assets at beginning of period .................     211,714,147      195,731,396
                                                      -------------    -------------
Net assets at end of period .......................   $ 174,465,235    $ 211,714,147

Other Information
--------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      18,624,470       17,368,966
                                                      -------------    -------------
Shares sold .......................................       2,182,485        4,958,346
Shares issued to shareholders in reinvestment of
   distributions...................................         571,194          540,309
Shares redeemed ...................................      (5,176,880)      (4,243,151)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      (2,423,201)       1,255,504
Shares outstanding at end of period ...............      16,201,269       18,624,470


    The accompanying notes are an integral part of the financial statements.

                                             Scudder New York Tax Free Fund | 21

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years Ended March 31,                     2000     1999     1998     1997    1996
--------------------------------------------------------------------------------

Net asset value, beginning of period    $11.37   $11.27   $10.63   $10.67  $10.38
                                        --------------------------------------------
Income from investment operations:
  Net investment income                    .51      .51      .51      .53     .53
  Net realized and unrealized gain       (.60)      .10      .66    (.03)     .29
  (loss) on investment transactions
                                        --------------------------------------------
  Total from investment operations       (.09)      .61     1.17      .50     .82
Less distributions from:
  Net investment income                  (.51)    (.51)    (.51)    (.53)   (.53)
  Net realized gains on investment          --       --    (.02)    (.01)      --
  transactions
                                        --------------------------------------------
  Total distributions                    (.51)    (.51)    (.53)    (.54)   (.53)
Net asset value, end of period          $10.77   $11.37   $11.27   $10.63  $10.67
                                        --------------------------------------------
Total Return (%)                         (.74)     5.46    11.20     4.76    7.95

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     174      212      196      181     192
Ratio of expenses (%)                      .83      .82      .83      .83     .82
Ratio of net investment income (%)        4.67     4.45     4.65     4.95    4.91
Portfolio turnover rate (%)                 25       45       29       71      81


22 | Scudder New York Tax Free Fund

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New York Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation.The Fund's portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $4,990,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($1,100,000), March 31, 2004 ($2,400,000) and March 31, 2008 ($1,490,000),
the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $1,390,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders

                                             Scudder New York Tax Free Fund | 23
monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended March 31, 2000, purchases and sales of long-term municipal securities aggregated $44,157,686 and $70,676,985, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. For the year ended March 31, 2000, the fee for the Fund pursuant to the Agreement amounted to $1,196,591, was equivalent to an annual effective rate of 0.625% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the

24 | Scudder New York Tax Free Fund
year ended March 31, 2000, the amount charged to the Fund by SSC aggregated $108,398, of which $15,833 is unpaid at March 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended March 31, 2000, the amount charged to the Funds by SFAC aggregated $51,823, of which $1,700 is unpaid at March 31, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2000, Trustees' fees and expenses aggregated $22,178.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,684 and $5,416, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                                             Scudder New York Tax Free Fund | 25

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder New York Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New York Tax Free Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 19, 2000

26 | Scudder New York Tax Free Fund

Tax Information
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended March 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President and General
      Manager, WGBH Educational
      Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Bentley College

 Peter B. Freeman
   o  Trustee; Corporate Director and
      Trustee

 George M. Lovejoy, Jr.
   o  Trustee; President and Director,
      Fifty Associates

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,  Internet
      Capital Group

 Eleanor R. Brennan*
   o  Vice President

 Philip G. Condon*
   o  Vice President

 Ashton P. Goodfield*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Frank J. Rachwalski, Jr.*
   o  Vice President

 Rebecca L. Wilson*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Scudder Kemper Investments, Inc.

                                             Scudder New York Tax Free Fund | 27

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund


28 | Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                             Scudder New York Tax Free Fund | 29

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                                             Scudder New York Tax Free Fund | 29

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291


30 | Scudder New York Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group